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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 17, 2001

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-30045                 38-3518829
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


   2711 E. JEFFERSON AVE.
   DETROIT, MICHIGAN 48207                                (313)-567-4348
    (Address of principal                        (Registrant's telephone number,
      executive offices)                               including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

Catuity has been advised that the judge in the legal proceedings between Welcome Real Time (WRT) and Catuity in the Federal Court of Australia will release his written opinion tomorrow, Friday May 18, 2001 Sydney time.

Catuity has been advised that some elements of its submission have not been accepted by the Court, but Catuity at this time, has not received any information from the Court that provides a basis for the claims made by WRT in its press release earlier today. Catuity does not expect to be able to comment until at least Monday May 21, 2001 and until its legal advisors have had time to review the opinion.

Catuity considered applying for a voluntary halt of trading in its shares on both the Nasdaq and ASX pending its review of the judgment, but decided that a voluntary halt of trading is not warranted. The Company believes that whatever the judgment involves will have limited impact on its primary business for the reasons below.

(1) The case involves only Australia and has does not relate to the American market,
(2) WRT has not obtained a similar patent grant in America,
(3) Catuity's business focus is the American market and Catuity's major relationships are with the leading providers of the payment infrastructure in America and its primary customers are in America.
(4) Catuity believes the American market will set the international standards for the integration of loyalty programs with payment and that the release of draft standards later this year will provide a mechanism to resolve all patent issues related to smart cards
(5) The patent issue appears to only involve smart cards and not magnetic stripe cards
(6) Even in the broadest interpretation of the WRT patent, it places few or no restraints on the operation of the Catuity system
(7) Catuity has a number of patents pending that will impact the market if granted
(8) Catuity believes patent action by patentees is a spoiling action that may slow the market but will not stop the market or the Catuity product from being implemented by customers
(9) There are a number of patents issued, some or all which may impact Catuity, WRT and other market participants, but none of these patents will stop the development of standards or the ultimate roll-out of smart card loyalty programs

Catuity will release a statement when its legal advisors have completed their review of the judgement.

Catuity believes that, irrespective of the judgment and its reasons, there may be an appeal, which must be filed within 21 days. Catuity will advise when and if any appeal is filed.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CATUITY INC.
                                            (Registrant)


                                      By /s/ John H. Lowry
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                                             John H. Lowry
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary

Date:  May 17, 2001


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